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                                                                    Exhibit 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 12, 1999 included in ITC/\DeltaCom, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP
Atlanta, Georgia

June 3, 1999